UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2005


                             The Wilber Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)



         New York                    001-31896              15-6018501
         --------                    ---------              ----------
(State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)           File Number)          Identification No.)


                    245 Main Street, Oneonta, New York 13820
                    ----------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (607) 432-1700
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

At its meeting held on December 19, 2005, the Board of Directors of The Wilber Corporation modified its Director's deferred compensation plan ("the plan"). The plan was principally modified to comply with Section 409A of the Internal Revenue Code of 1986 and the related enactment of the American Jobs Creation Act of 2004. Only three active Directors have signed deferred compensation agreements and deferred fees under the plan, Brian R. Wright, Geoffrey A. Smith and Olon T. Archer. Mr. Alfred S. Whittet also signed a Director's deferred compensation agreement on December 20, 2005 under the plan to take effect upon his retirement as President and Chief Executive Officer of the Company on January 2, 2006. Although Mr. Whittet currently serves on the Board of Directors, he is not eligible to receive Board fees because he is an active officer in the Company.

The plan allows active Directors to defer their meeting fees for attending the Company's board and committee meetings, as well as, the fees earned for attending the board and committee meetings of the Company's subsidiaries. The amount deferred by the director accrues interest based on the average daily balance in the account, but is credited to the account for the benefit of the director monthly. The interest crediting rate is established annually on the first day of the year and is equal to the 5-year Treasury note. The amount credited to the Account shall not be held by Wilber in trust, escrow, or similar fiduciary capacity, and neither Director nor any legal representative shall have any right against the Company with respect to any portion of the account, except as a general unsecured creditor of the Company. The agreement may be terminated upon written notice by either party or upon the resignation, retirement or death of the director, at which point a payout of the deferred amount, plus interest, is made.


Item 9.01         Financial Statements and Agreements

(c) Exhibits.
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Exhibit No.         Description
-----------         -----------
10.10               Director deferred compensation agreement and first amendment thereto.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE WILBER CORPORATION
                                          ----------------------
                                               (Registrant)



                                          /s/ Joseph E. Sutaris
                                          -----------------------------------
                                          Joseph E. Sutaris
                                          Treasurer & Chief Financial Officer
Date: December 19, 2005

                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------
10.10               Director deferred compensation agreement and first amendment thereto.